UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 16, 2018

MONDELĒZ INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Virginia	1-16483	52-2284372
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Three Parkway North, Deerfield, Illinois	60015
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (847) 643-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 16, 2018, we held our annual meeting of shareholders in Lincolnshire, Illinois. A total of 1,222,436,149 shares of our Class A Common Stock, or 82.42% of our outstanding shares of Class A Common Stock, were represented in person or by proxy at the annual meeting. The final voting results for each of the matters submitted to a shareholder vote at the annual meeting are set forth below:

1.	Our shareholders elected 13 directors to each serve a one-year term until our 2019 annual meeting of shareholders or until his or her successor has been duly chosen and qualified, based on the following voting results:

		For	Against	Abstain	Broker Non-Votes
a.	Lewis W.K. Booth	1,012,902,171	28,523,517	2,091,232	178,919,229
b.	Charles E. Bunch	1,010,356,093	31,062,261	2,098,566	178,919,229
c.	Debra A. Crew	1,038,114,885	3,275,160	2,126,875	178,919,229
d.	Lois D. Juliber	1,002,330,437	39,177,782	2,008,701	178,919,229
e.	Mark D. Ketchum	1,006,362,805	35,036,018	2,118,097	178,919,229
f.	Peter W. May	1,033,553,219	7,698,797	2,264,904	178,919,229
g.	Jorge S. Mesquita	1,037,698,067	3,729,372	2,089,481	178,919,229
h.	Joseph Neubauer	1,022,576,148	18,835,376	2,105,396	178,919,229
i.	Fredric G. Reynolds	1,031,621,155	9,795,691	2,100,074	178,919,229
j.	Christiana S. Shi	1,036,979,914	4,511,357	2,025,649	178,919,229
k.	Patrick T. Siewert	1,037,248,559	4,175,069	2,093,292	178,919,229
l.	Jean-François M. L. van Boxmeer	1,000,828,292	40,531,279	2,157,349	178,919,229
m.	Dirk Van de Put	1,005,981,818	30,791,522	6,743,580	178,919,229

2.	Our shareholders did not approve on an advisory basis our named executive officer compensation, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
463,016,449	574,421,414	6,079,057	178,919,229

3.	Our shareholders ratified the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2018, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
1,204,096,773	15,986,077	2,353,299	-0-

4.	Our shareholders did not approve a shareholder proposal regarding a report on non-recyclable-packaging, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
318,799,508	702,604,398	22,113,014	178,919,229

5.	Our shareholders did not approve a shareholder proposal regarding creating a committee to prepare a report regarding the impact of plant closures on communities and alternatives to help mitigate the effects, based on the following voting results:

For	Against	Abstain	Broker Non-Votes
61,547,789	956,599,292	25,369,839	178,919,229

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONDELĒZ INTERNATIONAL, INC.

Date: May 16, 2018		/s/ Carol J. Ward
	Name:	Carol J. Ward
	Title:	Vice President and Corporate Secretary